UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

KATAPULT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	81-4424170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5204 Tennyson Parkway, Suite 500 Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 528-2785

FinServ Acquisition Corp. c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, NY 10105
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	KPLT	The Nasdaq Stock Market LLC
Redeemable Warrants	KPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 15, 2021, Katapult Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”). This amendment to the Original 8-K (this “Amendment”) amends and restates the following subsections of Item 2.01 of the Original 8-K: “FORM 10 INFORMATION – Security Ownership of Certain Beneficial Owners and Management” and “FORM 10 INFORMATION – Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters”. Except as described above, no revisions are being made pursuant to this Amendment to the Registrant’s financial statements or any other disclosure contained in the Original 8-K, including other disclosure contained in Item 2.01 of the Original 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of June 9, 2021, after giving effect to the Closing, by:

●	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of any class of the Company’s common stock;

●	each current executive officer and director of the Company; and

●	all current executive officers and directors of the Company, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

The beneficial ownership percentages set forth in the table below are based on 96,821,615 shares of Common Stock issued and outstanding as of June 9, 2021 and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 12,832,500 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
CURO Financial Technologies Corp. (2)	21,892,864	22.6%
Blumberg Capital III, L.P. (3)	6,465,834	6.7%
FinServ Holdings LLC (4)	6,915,000	7.1%
Executive Officers and Directors:
Lee Einbinder (4)	6,915,000	7.1%
Orlando Zayas (5)	5,761,683	5.7%
Karissa Cupito (6)	1,775,250	1.8%
Derek Medlin (7)	1,345,325	1.4%
Bruce Taragin (3)	6,465,834	6.7%
Brian Hirsch (8)	4,608,069	4.8%
Don Gayhardt (9)	21,892,864	22.6%
Chris Masto (9)	21,892,864	22.6%
Joanne Bradford	--	--
All directors and executive officers as a group (9 individuals)	48,764,025	50.4%

*	Indicates less than 1 percent

(1)	Unless otherwise noted, the business address of those listed in the table above is 5204 Tennyson Parkway, Suite 500, Plano, TX 75024.

(2)	Includes 2,990,305 Earnout Shares. The business address of CURO Financial Technologies Corp. is 3527 North Ridge Road, Wichita, KS 67205.

(3)	Includes 853,847 Earnout Shares. Shares are held by Blumberg Capital III, L.P. The business address of Blumberg Capital III, L.P. is 432 Bryant Street, San Francisco, CA 94107.

(4)	FinServ Holdings LLC, the sponsor of FinServ Acquisition Corp. (the “Sponsor”), is the record holder of the shares reported herein. Lee Einbinder, former Chief Executive Officer of FinServ Acquisition Corp. is a managing member of the Sponsor and has voting and investment discretion with respect to the common stock held by the Sponsor. As such, he may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Mr. Einbinder disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(5)	Includes 511,679 Earnout Shares and options to acquire 4,248,432 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(6)	Includes 180,437 Earnout Shares and options to acquire 1,513,447 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(7)	Includes 143,496 Earnout Shares and options to acquire 1,081,843 shares of Common Stock that have vested or will vest within 60 days of the Closing.

(8)	Includes 603,225 Earnout Shares. Includes shares held by Tribeca Venture Fund I (NY), L.P., Tribeca Venture Fund I, L.P. and Tribeca Annex Fund, of which Mr. Hirsch is the Managing Partner. Mr. Hirsch disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Mr. Hirsch is 99 Hudson Street, 15th Floor, New York, NY 10013.

(9)	Includes 2,990,305 Earnout Shares. Includes shares held by CURO Financial Technologies Corp. (“CURO”). Mr. Gayhardt is a director and Chief Executive Officer and Mr. Masto is a director of CURO Group Holdings Corp., the parent company of CURO, and may share voting or dispositive power over such shares. Mr. Gayhardt and Mr. Masto disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Mr. Gayhardt and Mr. Masto is 3527 North Ridge Road, Wichita, KS 67205.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Company’s Common Stock and warrants were historically quoted on the Nasdaq under the symbols “FSRV” and “FSRVW,” respectively. On June 10, 2021, the Company’s Common Stock and warrants were listed on the Nasdaq under the new trading symbols of “KPLT” and “KPLTW,” respectively.

As of the Closing Date and following the completion of the Merger, the Company had approximately 96,821,615 shares (of which 7,499,997 were Earnout Shares) of Common Stock issued and outstanding held of record by 108 holders, and approximately 12,832,500 warrants outstanding held of record by 2 holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2021	KATAPULT HOLDINGS, INC.

	By:	/s/ Orlando Zayas
		Name:	Orlando Zayas
		Title:	Chief Executive Officer

4